SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13300	54-1719854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

Not Applicable

(Former Name or Former Address,

If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2006, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 12, 2006 (the “Merger Agreement”), between Capital One Financial Corporation (“Capital One”) and North Fork Bancorporation, Inc. (“North Fork”), Capital One and North Fork completed the merger (the “Merger”) in which North Fork merged with and into Capital One, with Capital One as the surviving corporation.

Pursuant to the Merger Agreement, each share of North Fork common stock outstanding at the effective time of the merger was converted into the right to receive either $28.144 in cash or 0.3692 of a share of Capital One common stock, at the election of each North Fork stockholder, subject to proration due to limitations on the aggregate amount of cash to be paid by Capital One in the merger and depending on the election of other North Fork stockholders, as specified in the Merger Agreement. Capital One will pay approximately $13.2 billion in cash and Capital One common stock to North Fork stockholders.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger and describing the merger consideration to be paid to the North Fork stockholders is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d) Capital One has expanded its board of directors to ten directors. Pursuant to the terms of the Merger Agreement, Capital One appointed John Adam Kanas to Capital One’s board of directors, effective immediately following the completion of the Merger. Mr. Kanas is in the class of directors with its term expiring at the 2009 annual meeting of Capital One stockholders. Consistent with Capital One’s policy, Mr. Kanas, who will also be an executive officer of the company, will receive no compensation for his service as a director.

A copy of the press release announcing the appointment of John Adam Kanas to the board of directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

2

(b) Pro forma financial information.

The pro forma financial information required by this item required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of March 12, 2006, between Capital One Financial Corporation and North Fork Bancorporation, Inc. (incorporated by reference from Capital One’s Current Report on Form 8-K filed on March 16, 2006).

99.1	Press release, dated December 1, 2006, announcing completion of the Merger and appointment of John Adam Kanas to the board of directors.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: December 1, 2006		/s/ John G. Finneran, Jr.
	Name:	John G. Finneran, Jr.
	Title:	General Counsel and Corporate Secretary

4

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of March 12, 2006, between Capital One Financial Corporation and North Fork Bancorporation, Inc. (incorporated by reference from Capital One’s Current Report on Form 8-K filed on March 16, 2006).

99.1	Press release, dated December 1, 2006, announcing completion of the Merger and appointment of John Adam Kanas to the board of directors.